Exhibit 24-A


                              POWER OF ATTORNEY

                                  __________


          I, JOHN C. MAC FARLANE, do hereby constitute and appoint D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 6_______, 1994.


                                       ______     John C. MacFarlane____
                                                  John C. MacFarlane
In Presence of:

Lori D. Dawkins____________________

Penny Mosher_______________________



                              POWER OF ATTORNEY

                                  __________


          I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C.
MAC FARLANE, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Sr. Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 6_______, 1994.


                                       _______    Dennis R. Emmen_________
                                                  Dennis R. Emmen
In Presence of:

Penny Mosher_______________________

Lori D. Dawkins____________________



                              POWER OF ATTORNEY

                                  __________


          I, ANDREW E. ANDERSON, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____January 7______, 1994.


                                       ___________Andrew E. Anderson________
                                                  Andrew E. Anderson
In Presence of:

Lori D. Dawkins____________________

Penny Mosher_______________________



                              POWER OF ATTORNEY

                                  __________


          I, DAYLE DIETZ, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____January 14_____, 1994.


                                       ___________Dayle Dietz_______________
                                                  Dayle Dietz
In Presence of:

Owen E. Jensen_____________________

M. D. Isley________________________



                              POWER OF ATTORNEY

                                  __________


          I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 17______, 1994.


                                       ___________Maynard D. Helgaas________
                                                  Maynard D. Helgaas
In Presence of:

Colleen A. Weatherly_______________

Jayme L. Kautzman__________________



                              POWER OF ATTORNEY

                                  __________


          I, NATHAN I. PARTAIN, do hereby constitute and appoint
JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____January 18_____, 1994.


                                       ___________Nathan I. Partain_________
                                                  Nathan I. Partain
In Presence of:

M. Broyle__________________________

Jeffrey Miller_____________________



                              POWER OF ATTORNEY

                                  __________


          I, JAMES L. STENGEL, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______January 10____, 1994.


                                       ___________J. L. Stengel_____________
                                                  James L. Stengel
In Presence of:

Robert L. Abram____________________

Marjorie A. Abram__________________



                              POWER OF ATTORNEY

                                  __________


          I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____January 8_____, 1994.


                                       ___________Robert N. Spolum__________
                                                  Robert N. Spolum
In Presence of:

John M. Grove______________________

Charles E. Lattes__________________



                              POWER OF ATTORNEY

                                  __________


          I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 10______, 1994.


                                       ___________Thomas M. Brown___________
                                                  Thomas M. Brown
In Presence of:

Linda J. Barnes____________________

Joyce N. Bliss_____________________



                              POWER OF ATTORNEY

                                  __________


          I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C.
MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1993, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____January 8______, 1994.


                                       ___________Kenneth L. Nelson_________
                                                  Kenneth L. Nelson
In Presence of:

Becky Luhning______________________

Lori D. Dawkins____________________